Exhibit 99.2

Supplemental Financial Information

First Quarter 2024

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results
Term Life Insurance segment - financial results, key statistics, and financial analysis	8-9
Investment and Savings Products segment - financial results, financial analysis, and key statistics	10-11
Senior Health segment - financial results, financial analysis, and key statistics	12
Corporate & Other Distributed Products segment - financial results	13
Investment portfolio	14-16
Five-year historical key statistics	17

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2023.

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Preface	PRIMERICA, INC. Financial Supplement

First Quarter 2024

This document is a financial supplement to our first quarter 2024 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

• Operating adjustments exclude the impact of investment gains/losses, including credit impairmentsand mark-to-market (MTM) investment adjustments. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.

• Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjustedstockholders' equity alsoexcludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

• IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

3 of 17

Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023	Mar 31, 2024	Jun 30, 2024	Sep 30, 2024	Dec 31, 2024
Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,246,388	$3,226,056	$3,174,938	$3,432,129	$3,456,543
Securities held to maturity	1,460,000	1,433,520	1,417,460	1,386,980	1,376,400
Total investments and cash	4,706,388	4,659,576	4,592,398	4,819,109	4,832,943
Reinsurance recoverables	3,217,354	3,084,520	2,954,245	3,015,777	2,920,417
Deferred policy acquisition costs	3,250,753	3,319,844	3,374,627	3,447,234	3,503,940
Goodwill	127,707	127,707	127,707	127,707	127,707
Other assets	1,191,286	1,201,266	1,200,647	1,222,064	1,189,436
Separate account assets	2,329,968	2,358,823	2,183,435	2,395,842	2,334,911
Total assets	$14,823,457	$14,751,736	$14,433,059	$15,027,732	$14,909,354

Liabilities:
Future policy benefits	$6,561,624	$6,491,564	$6,045,151	$6,742,025	$6,548,050
Other policy liabilities	996,747	970,198	938,665	963,773	954,350
Income taxes	201,850	169,487	227,866	135,248	197,714
Other liabilities	659,734	642,149	636,927	644,792	641,836
Debt obligations	593,106	593,307	593,508	593,709	593,909
Surplus note	1,459,565	1,433,101	1,417,056	1,386,592	1,376,028
Payable under securities lending	74,452	77,643	77,956	99,785	76,648
Separate account liabilities	2,329,968	2,358,823	2,183,435	2,395,842	2,334,911
Total liabilities	12,877,046	12,736,272	12,120,564	12,961,765	12,723,446

Stockholders’ equity:
Common stock ($0.01 par value) (1)	364	358	353	350	346
Paid-in capital	—	—	—	—	—
Retained earnings	2,177,428	2,190,223	2,215,378	2,276,947	2,285,937
Treasury stock	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(208,157)	(226,250)	(269,604)	(170,008)	(181,537)
Effect of change in discount rate assumptions on the liability for future policy benefits	(11,966)	55,386	377,637	(39,086)	92,853
Cumulative translation adjustment	(11,259)	(4,253)	(11,269)	(2,235)	(11,691)
Total stockholders’ equity	1,946,411	2,015,464	2,312,495	2,065,967	2,185,908
Total liabilities and stockholders' equity	$14,823,457	$14,751,736	$14,433,059	$15,027,732	$14,909,354

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$1,946,411	$2,015,464	$2,312,495	$2,065,967	$2,185,908
Less: Net unrealized gains (losses)	(208,157)	(226,250)	(269,604)	(170,008)	(181,537)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	(11,966)	55,386	377,637	(39,086)	92,853
Adjusted stockholders’ equity	$2,166,533	$2,186,328	$2,204,462	$2,275,062	$2,274,592

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$2,141,707	$2,166,533	$2,186,328	$2,204,462	$2,275,062
Net Income	128,099	144,504	152,063	151,935	137,904
Shareholder dividends	(23,910)	(23,598)	(23,336)	(22,870)	(26,256)
Retirement of shares and warrants	(96,323)	(112,606)	(106,479)	(72,886)	(116,570)
Net foreign currency translation adjustment	1,020	7,005	(7,016)	9,035	(9,456)
Other, net	15,941	4,490	2,902	5,386	13,909
Balance, end of period	$2,166,533	$2,186,328	$2,204,462	$2,275,062	$2,274,592

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$3,188,502	$3,250,753	$3,319,844	$3,374,627	$3,447,234
General expenses deferred	10,777	10,692	10,764	9,910	11,156
Commission costs deferred	118,386	119,676	119,976	125,335	125,811
Amortization of deferred policy acquisition costs	(67,923)	(68,110)	(69,405)	(70,378)	(72,049)
Foreign currency impact and other, net	1,011	6,833	(6,551)	7,739	(8,211)
Balance, end of period	$3,250,753	$3,319,844	$3,374,627	$3,447,234	$3,503,940

(1)
Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

														YOY Q1							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2023		Q2 2023		Q3 2023		Q4 2023		Q1 2024		Q2 2024	Q3 2024	Q4 2024	$ Change		% Change	YTD 2023		YTD 2024		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	36,709,525		36,215,232		35,760,090		35,148,919		34,882,824					(1,826,701)		-5.0%	36,709,525		34,882,824		(1,826,701)		-5.0%

Net income	$128,099		$144,504		$152,063		$151,935		$137,904					$9,805		7.7%	$128,099		$137,904		$9,805		7.7%
Less income attributable to unvested participating securities	(579)		(609)		(643)		(648)		(572)					6		1.1%	(579)		(572)		6		1.1%
Net income used in computing basic EPS	$127,520		$143,896		$151,420		$151,287		$137,331					$9,811		7.7%	$127,520		$137,331		$9,811		7.7%
Basic earnings per share	$3.47		$3.97		$4.23		$4.30		$3.94					$0.47		13.5%	$3.47		$3.94		$0.47		13.5%

Adjusted net operating income	$131,883		$145,407		$153,804		$150,354		$137,005					$5,121		3.9%	$131,883		$137,005		$5,121		3.9%
Less operating income attributable to unvested participating securities	(596)		(612)		(650)		(642)		(569)					27		4.5%	(596)		(569)		27		4.5%
Adjusted net operating income used in computing basic operating EPS	$131,288		$144,794		$153,154		$149,713		$136,436					$5,148		3.9%	$131,288		$136,436		$5,148		3.9%
Basic adjusted operating income per share	$3.58		$4.00		$4.28		$4.26		$3.91					$0.33		9.2%	$3.58		$3.91		$0.33		9.2%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	36,709,525		36,215,232		35,760,090		35,148,919		34,882,824					(1,826,701)		-5.0%	36,709,525		34,882,824		(1,826,701)		-5.0%
Dilutive impact of contingently issuable shares	94,123		74,712		62,182		59,473		53,938					(40,185)		-42.7%	94,123		53,938		(40,185)		-42.7%
Shares used to calculate diluted EPS	36,803,648		36,289,944		35,822,272		35,208,392		34,936,762					(1,866,886)		-5.1%	36,803,648		34,936,762		(1,866,886)		-5.1%

Net income	$128,099		$144,504		$152,063		$151,935		$137,904					$9,805		7.7%	$128,099		$137,904		$9,805		7.7%
Less income attributable to unvested participating securities	(577)		(608)		(642)		(647)		(572)					6		1.0%	(577)		(572)		6		1.0%
Net income used in computing diluted EPS	$127,521		$143,897		$151,421		$151,288		$137,332					$9,811		7.7%	$127,521		$137,332		$9,811		7.7%
Diluted earnings per share	$3.46		$3.97		$4.23		$4.30		$3.93					$0.47		13.6%	$3.46		$3.93		$0.47		13.6%

Adjusted net operating income	$131,883		$145,407		$153,804		$150,354		$137,005					$5,121		3.9%	$131,883		$137,005		$5,121		3.9%
Less operating income attributable to unvested participating securities	(595)		(611)		(649)		(641)		(568)					27		4.5%	(595)		(568)		27		4.5%
Adjusted net operating income used in computing diluted operating EPS	$131,289		$144,795		$153,155		$149,714		$136,437					$5,148		3.9%	$131,289		$136,437		$5,148		3.9%
Diluted adjusted operating income per share	$3.57		$3.99		$4.28		$4.25		$3.91					$0.34		9.5%	$3.57		$3.91		$0.34		9.5%

Annualized Return on Equity
Average stockholders' equity	$1,988,832		$1,980,938		$2,163,980		$2,189,231		$2,125,938					$137,106		6.9%	$1,988,832		$2,125,938		$137,106		6.9%
Average adjusted stockholders' equity	$2,154,120		$2,176,431		$2,195,395		$2,239,762		$2,274,827					$120,707		5.6%	$2,154,120		$2,274,827		$120,707		5.6%

Net income return on stockholders' equity	25.8%		29.2%		28.1%		27.8%		25.9%					0.2%		nm	25.8%		25.9%		0.2%		nm
Net income return on adjusted stockholders' equity	23.8%		26.6%		27.7%		27.1%		24.2%					0.5%		nm	23.8%		24.2%		0.5%		nm

Adjusted net operating income return on adjusted stockholders' equity	24.5%		26.7%		28.0%		26.9%		24.1%					-0.4%		nm	24.5%		24.1%		-0.4%		nm

Capital Structure
Debt-to-capital (1)	23.4%		22.7%		20.4%		22.3%		21.4%					-2.0%		nm	23.4%		21.4%		-2.0%		nm
Debt-to-capital, excluding AOCI (1)	21.4%		21.3%		21.1%		20.7%		20.6%					-0.8%		nm	21.4%		20.6%		-0.8%		nm

Cash and invested assets to stockholders' equity	2.4	x	2.3	x	2.0	x	2.3	x	2.2	x				(0.2	x)	nm	2.4	x	2.2	x	(0.2	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.1	x	2.1	x	2.1	x	2.1	x				(0.0	x)	nm	2.2	x	2.1	x	(0.0	x)	nm

Share count, end of period (2)	36,407,876		35,845,525		35,342,474		34,995,613		34,609,005					(1,798,871)		-4.9%	36,407,876		34,609,005		(1,798,871)		-4.9%
Adjusted stockholders' equity per share	$59.51		$60.99		$62.37		$65.01		$65.72					$6.22		10.4%	$59.51		$65.72		$6.22		10.4%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1					nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-					nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+					nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1					nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-					nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-					nm		nm	nm		nm		nm		nm

(1)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)
Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$817,872	$828,296	$831,681	$834,275	$841,046				$23,174	2.8%	$817,872	$841,046	$23,174	2.8%
Ceded premiums	(405,347)	(425,266)	(411,015)	(410,182)	(409,764)				(4,417)	-1.1%	(405,347)	(409,764)	(4,417)	-1.1%
Net premiums	412,525	403,030	420,666	424,093	431,283				18,757	4.5%	412,525	431,283	18,757	4.5%
Net investment income	31,065	32,398	34,730	37,644	37,806				6,742	21.7%	31,065	37,806	6,742	21.7%
Commissions and fees:
Sales-based (1)	72,388	74,958	72,996	76,274	88,746				16,358	22.6%	72,388	88,746	16,358	22.6%
Asset-based (2)	111,904	113,335	119,413	118,303	128,532				16,628	14.9%	111,904	128,532	16,628	14.9%
Account-based (3)	22,790	23,095	23,344	23,960	23,180				389	1.7%	22,790	23,180	389	1.7%
Other commissions and fees	24,464	21,742	23,149	28,300	14,563				(9,901)	-40.5%	24,464	14,563	(9,901)	-40.5%
Investment (losses) gains	(4,608)	(328)	(1,795)	835	1,305				5,913	128.3%	(4,608)	1,305	5,913	128.3%
Other, net	19,508	20,155	18,429	16,929	17,415				(2,093)	-10.7%	19,508	17,415	(2,093)	-10.7%
Total revenues	690,036	688,385	710,932	726,338	742,829				52,793	7.7%	690,036	742,829	52,793	7.7%
Benefits and expenses:
Benefits and claims	163,267	148,911	162,062	168,739	166,321				3,054	1.9%	163,267	166,321	3,054	1.9%
Future policy benefits remeasurement (gain)/loss	559	(1,867)	179	746	55				(504)	-90.2%	559	55	(504)	-90.2%
Amortization of DAC	67,923	68,110	69,405	70,378	72,049				4,127	6.1%	67,923	72,049	4,127	6.1%
Insurance commissions	8,138	9,142	7,911	9,030	9,634				1,495	18.4%	8,138	9,634	1,495	18.4%
Insurance expenses	61,125	59,093	57,821	57,420	63,149				2,024	3.3%	61,125	63,149	2,024	3.3%
Sales commissions:
Sales-based (1)	52,452	53,630	52,343	54,057	62,814				10,362	19.8%	52,452	62,814	10,362	19.8%
Asset-based (2)	54,276	55,085	58,793	58,388	64,208				9,932	18.3%	54,276	64,208	9,932	18.3%
Other sales commissions	4,147	4,907	5,064	4,303	4,117				(30)	-0.7%	4,147	4,117	(30)	-0.7%
Interest expense	6,690	6,686	6,632	6,586	6,771				81	1.2%	6,690	6,771	81	1.2%
Contract acquistion costs (4)	14,984	12,602	12,568	15,079	13,533				(1,451)	-9.7%	14,984	13,533	(1,451)	-9.7%
Other operating expenses	89,534	83,189	79,354	84,572	100,943				11,409	12.7%	89,534	100,943	11,409	12.7%
Loss on extinguishment of debt	—	—	—	—	—				—	#DIV/0!	—	—	—	#DIV/0!
Total benefits and expenses	523,095	499,489	512,131	529,297	563,594				40,499	7.7%	523,095	563,594	40,499	7.7%
Income before income taxes	166,942	188,896	198,801	197,041	179,236				12,294	7.4%	166,942	179,236	12,294	7.4%
Income taxes	38,843	44,392	46,738	45,106	41,332				2,489	6.4%	38,843	41,332	2,489	6.4%
Net Income	$128,099	$144,504	$152,063	$151,935	$137,904				$9,805	7.7%	$128,099	$137,904	$9,805	7.7%

Income Before Income Taxes by Segment
Term Life	$130,540	$140,115	$141,223	$140,285	$138,367				$7,827	6.0%	$130,540	$138,367	$7,827	6.0%
Investment & Savings Products	56,107	59,583	64,374	62,763	65,563				9,455	16.9%	56,107	65,563	9,455	16.9%
Senior Health	(3,762)	(6,033)	(7,583)	(2,681)	(14,153)				(10,391)	nm	(3,762)	(14,153)	(10,391)	nm
Corporate & Other Distributed Products	(15,944)	(4,769)	787	(3,327)	(10,542)				5,402	33.9%	(15,944)	(10,542)	5,402	33.9%
Income before income taxes	$166,942	$188,896	$198,801	$197,041	$179,236				$12,294	7.4%	$166,942	$179,236	$12,294	7.4%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.
(4)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

6 of 17

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$812,880	$823,297	$826,665	$829,918	$836,321				$23,441	2.9%	$812,880	$836,321	$23,441	2.9%
Less: Premiums ceded to IPO Coinsurers	220,240	216,740	212,951	210,310	206,502				(13,738)	-6.2%	220,240	206,502	(13,738)	-6.2%
Term Life adjusted direct premiums	$592,640	$606,557	$613,714	$619,608	$629,819				$37,179	6.3%	$592,640	$629,819	$37,179	6.3%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(404,044)	$(423,704)	$(409,801)	$(410,456)	$(408,558)				$(4,515)	-1.1%	$(404,044)	$(408,558)	$(4,515)	-1.1%
Less: Premiums ceded to IPO Coinsurers	(220,240)	(216,740)	(212,951)	(210,310)	(206,502)				13,738	6.2%	(220,240)	(206,502)	13,738	6.2%
Term Life other ceded premiums	$(183,804)	$(206,964)	$(196,849)	$(200,146)	$(202,056)				$(18,253)	-9.9%	$(183,804)	$(202,056)	$(18,253)	-9.9%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$31,065	$32,398	$34,730	$37,644	$37,806				$6,742	21.7%	$31,065	$37,806	$6,742	21.7%
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)				nm	nm	(327)	(137)	nm	nm
Adjusted net investment income	$31,392	$33,250	$35,212	$36,429	$37,943				$6,551	20.9%	$31,392	$37,943	$6,551	20.9%

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(15,944)	$(4,769)	$787	$(3,327)	$(10,542)				$5,402	33.9%	$(15,944)	$(10,542)	$5,402	33.9%
Less: Investment gains/(losses)	(4,608)	(328)	(1,795)	835	1,305				nm	nm	(4,608)	1,305	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)				nm	nm	(327)	(137)	nm	nm
Adjusted operating income before income taxes	$(11,008)	$(3,589)	$3,063	$(5,377)	$(11,710)				$(702)	-6.4%	$(11,008)	$(11,710)	$(702)	-6.4%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$690,036	$688,385	$710,932	$726,338	$742,829				$52,793	7.7%	$690,036	$742,829	$52,793	7.7%
Less: Investment gains/(losses)	(4,608)	(328)	(1,795)	835	1,305				nm	nm	(4,608)	1,305	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)				nm	nm	(327)	(137)	nm	nm
Adjusted operating revenues	$694,972	$689,565	$713,208	$724,288	$741,661				$46,689	6.7%	$694,972	$741,661	$46,689	6.7%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$166,942	$188,896	$198,801	$197,041	$179,236				$12,294	7.4%	$166,942	$179,236	$12,294	7.4%
Less: Investment gains/(losses)	(4,608)	(328)	(1,795)	835	1,305				nm	nm	(4,608)	1,305	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)				nm	nm	(327)	(137)	nm	nm
Adjusted operating income before income taxes	$171,877	$190,076	$201,077	$194,991	$178,067				$6,190	3.6%	$171,877	$178,067	$6,190	3.6%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$128,099	$144,504	$152,063	$151,935	$137,904				$9,805	7.7%	$128,099	$137,904	$9,805	7.7%
Less: Investment gains/(losses)	(4,608)	(328)	(1,795)	835	1,305				nm	nm	(4,608)	1,305	nm	nm
Less: MTM investment adjustments	(327)	(852)	(481)	1,215	(137)				nm	nm	(327)	(137)	nm	nm
Less: Tax impact of reconciling items	1,151	277	535	(469)	(269)				nm	nm	1,151	(269)	nm	nm
Adjusted net operating income	$131,883	$145,407	$153,804	$150,354	$137,005				$5,121	3.9%	$131,883	$137,005	$5,121	3.9%

7 of 17

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$812,880	$823,297	$826,665	$829,918	$836,321				$23,441	2.9%	$812,880	$836,321	$23,441	2.9%
Premiums ceded to IPO coinsurers (1)	(220,240)	(216,740)	(212,951)	(210,310)	(206,502)				13,738	6.2%	(220,240)	(206,502)	13,738	6.2%
Adjusted direct premiums (2)	592,640	606,557	613,714	619,608	629,819				37,179	6.3%	592,640	629,819	37,179	6.3%
Other ceded premiums (3)	(183,804)	(206,964)	(196,849)	(200,146)	(202,056)				(18,253)	-9.9%	(183,804)	(202,056)	(18,253)	-9.9%
Net premiums	408,836	399,594	416,864	419,462	427,762				18,926	4.6%	408,836	427,762	18,926	4.6%
Other, net	12,233	12,280	11,909	11,865	12,649				417	3.4%	12,233	12,649	417	3.4%
Revenues	421,069	411,873	428,773	431,327	440,412				19,343	4.6%	421,069	440,412	19,343	4.6%

Benefits and expenses:
Benefits and claims	158,940	143,855	158,508	160,782	163,847				4,906	3.1%	158,940	163,847	4,906	3.1%
Future policy benefits remeasurement (gain)/loss	1,035	(1,312)	251	(187)	(319)				(1,355)	-130.8%	1,035	(319)	(1,355)	-130.8%
Amortization of DAC	66,068	66,004	67,720	69,012	70,491				4,424	6.7%	66,068	70,491	4,424	6.7%
Insurance commissions	4,590	5,496	4,373	5,356	6,047				1,457	31.7%	4,590	6,047	1,457	31.7%
Insurance expenses	59,896	57,717	56,698	56,080	61,979				2,083	3.5%	59,896	61,979	2,083	3.5%
Benefits and expenses	290,529	271,759	287,549	291,042	302,044				11,515	4.0%	290,529	302,044	11,515	4.0%
Income before income taxes	$130,540	$140,115	$141,224	$140,285	$138,367				$7,827	6.0%	$130,540	$138,367	$7,827	6.0%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$477,227	$489,826	$495,769	$499,965	$508,687				$31,459	6.6%	$477,227	$508,687	$31,459	6.6%
Pre-IPO direct premiums (5)	335,652	333,471	330,896	329,953	327,634				(8,018)	-2.4%	335,652	327,634	(8,018)	-2.4%
Total direct premiums	$812,880	$823,297	$826,665	$829,918	$836,321				$23,441	2.9%	$812,880	$836,321	$23,441	2.9%

Premiums ceded to IPO coinsurers	$220,240	$216,740	$212,951	$210,310	$206,502				$(13,738)	-6.2%	$220,240	$206,502	$(13,738)	-6.2%
% of Pre-IPO direct premiums	65.6%	65.0%	64.4%	63.7%	63.0%				nm	nm	65.6%	63.0%	nm	nm

Benefits and claims, net (6)	$343,779	$349,506	$355,608	$360,741	$365,584				$21,804	6.3%	$343,779	$365,584	$21,804	6.3%
% of adjusted direct premiums	58.0%	57.6%	57.9%	58.2%	58.0%				nm	nm	58.0%	58.0%	nm	nm

DAC amortization & insurance commissions	$70,657	$71,500	$72,093	$74,367	$76,538				$5,881	8.3%	$70,657	$76,538	$5,881	8.3%
% of adjusted direct premiums	11.9%	11.8%	11.7%	12.0%	12.2%				nm	nm	11.9%	12.2%	nm	nm

Insurance expenses, net (7)	$47,663	$45,437	$44,789	$44,215	$49,329				$1,666	3.5%	$47,663	$49,329	$1,666	3.5%
% of adjusted direct premiums	8.0%	7.5%	7.3%	7.1%	7.8%				nm	nm	8.0%	7.8%	nm	nm

Total Term Life income before income taxes	$130,540	$140,115	$141,224	$140,285	$138,367				$7,827	6.0%	$130,540	$138,367	$7,827	6.0%
Term Life operating margin (8)	22.0%	23.1%	23.0%	22.6%	22.0%				nm	nm	22.0%	22.0%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely YRT.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

8 of 17

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	135,208	136,430	137,806	139,053	141,572				6,364	4.7%	135,208	141,572	6,364	4.7%
New life-licensed representatives	11,118	12,638	12,311	13,029	12,949				1,831	16.5%	11,118	12,949	1,831	16.5%
Non-renewal and terminated representatives	(9,896)	(11,262)	(11,064)	(10,510)	(11,666)				(1,770)	-17.9%	(9,896)	(11,666)	(1,770)	-17.9%
Life-insurance licensed sales force, end of period	136,430	137,806	139,053	141,572	142,855				6,425	4.7%	136,430	142,855	6,425	4.7%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$70.7	$82.0	$74.0	$75.6	$73.1				$2.4	3.3%	$70.7	$73.1	$2.4	3.3%
Additions and increases in premium	18.2	19.7	18.7	17.7	18.1				(0.1)	-0.5%	18.2	18.1	(0.1)	-0.5%
Total estimated annualized issued term life premium	$88.9	$101.7	$92.7	$93.3	$91.2				$2.3	2.5%	$88.9	$91.2	$2.3	2.5%

Issued term life policies	84,561	96,953	88,589	88,757	86,587				2,026	2.4%	84,561	86,587	2,026	2.4%
Estimated average annualized issued term life premium per policy (1)(2)	$836	$846	$836	$852	$844				$8	0.9%	$836	$844	$8	0.9%

Term life face amount in-force, beginning of period ($mills)	$916,808	$922,845	$934,867	$937,856	$944,609				$27,802	3.0%	$916,808	$944,609	$27,802	3.0%
Issued term life face amount (3)	28,124	32,203	29,452	29,322	28,725				601	2.1%	28,124	28,725	601	2.1%
Terminated term life face amount	(22,210)	(22,583)	(24,143)	(25,293)	(23,323)				(1,112)	-5.0%	(22,210)	(23,323)	(1,112)	-5.0%
Foreign currency impact, net	124	2,401	(2,320)	2,724	(2,911)				(3,035)	nm	124	(2,911)	(3,035)	nm
Term life face amount in-force, end of period	$922,845	$934,867	$937,856	$944,609	$947,101				$24,256	2.6%	$922,845	$947,101	$24,256	2.6%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

9 of 17

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands, except as noted)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$72,388	$74,958	$72,996	$76,274	$88,746				$16,358	22.6%	$72,388	$88,746	$16,358	22.6%
Asset-based	111,904	113,335	119,413	118,303	128,532				16,628	14.9%	111,904	128,532	16,628	14.9%
Account-based	22,790	23,095	23,344	23,960	23,180				389	1.7%	22,790	23,180	389	1.7%
Other, net	3,120	3,121	3,145	3,119	3,258				138	4.4%	3,120	3,258	138	4.4%
Revenues	210,202	214,509	218,898	221,656	243,716				33,514	15.9%	210,202	243,716	33,514	15.9%

Benefits and expenses:
Amortization of DAC	1,493	1,409	1,311	1,267	1,201				(292)	-19.5%	1,493	1,201	(292)	-19.5%
Insurance commissions	3,308	3,273	3,321	3,246	3,400				92	2.8%	3,308	3,400	92	2.8%
Sales commissions:
Sales-based	52,452	53,630	52,343	54,057	62,814				10,362	19.8%	52,452	62,814	10,362	19.8%
Asset-based	54,276	55,085	58,793	58,388	64,208				9,932	18.3%	54,276	64,208	9,932	18.3%
Other operating expenses	42,567	41,529	38,757	41,935	46,531				3,964	9.3%	42,567	46,531	3,964	9.3%
Benefits and expenses	154,095	154,926	154,524	158,893	178,153				24,058	15.6%	154,095	178,153	24,058	15.6%
Income before income taxes	$56,107	$59,583	$64,374	$62,763	$65,563				$9,455	16.9%	$56,107	$65,563	$9,455	16.9%

Financial Analysis

Fees paid based on client asset values (1)	$8,034	$8,142	$8,608	$8,102	$9,342				$1,308	16.3%	$8,034	$9,342	$1,308	16.3%
Fees paid based on fee-generating positions (2)	11,528	10,216	9,469	10,270	11,426				(102)	-0.9%	11,528	11,426	(102)	-0.9%
Other operating expenses	23,005	23,171	20,680	23,563	25,763				2,758	12.0%	23,005	25,763	2,758	12.0%
Total other operating expenses	$42,567	$41,529	$38,757	$41,935	$46,531				$3,964	9.3%	$42,567	$46,531	$3,964	9.3%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.21%	1.21%	1.22%	1.27%	1.25%				nm	nm	1.21%	1.25%	nm	nm
Canada	0.33%	0.37%	0.41%	0.45%	0.48%				nm	nm	0.33%	0.48%	nm	nm
Total	1.13%	1.16%	1.17%	1.22%	1.19%				nm	nm	1.13%	1.19%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.042%	0.041%	0.042%	0.042%	0.041%				nm	nm	0.042%	0.041%	nm	nm
Canada	0.102%	0.104%	0.105%	0.105%	0.104%				nm	nm	0.102%	0.104%	nm	nm
Total	0.052%	0.051%	0.052%	0.052%	0.051%				nm	nm	0.052%	0.051%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.58	$4.07	$4.36	$4.29	$3.67				nm	nm	$3.58	$3.67	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

10 of 17

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$971.7	$998.5	$956.9	$970.9	$1,162.2				$190.5	19.6%	$971.7	$1,162.2	$190.5	19.6%
Canada Retail Mutual Funds	149.8	106.2	110.1	112.0	179.6				29.9	19.9%	149.8	179.6	29.9	19.9%
Indexed Annuities	80.7	89.3	72.7	68.9	81.0				0.3	0.4%	80.7	81.0	0.3	0.4%
Variable Annuities and other	556.4	649.1	628.8	671.9	756.0				199.6	35.9%	556.4	756.0	199.6	35.9%
Total sales-based revenue generating product sales	1,758.6	1,843.1	1,768.5	1,823.7	2,178.8				420.2	23.9%	1,758.6	2,178.8	420.2	23.9%
Managed Accounts	306.1	317.0	236.0	353.2	370.9				64.7	21.1%	306.1	370.9	64.7	21.1%
Canada Retail Mutual Funds - no upfront sales comm	183.4	193.6	152.4	161.8	197.7				14.4	7.8%	183.4	197.7	14.4	7.8%
Segregated Funds	51.9	27.9	17.4	17.2	23.0				(28.9)	-55.7%	51.9	23.0	(28.9)	-55.7%
Total product sales	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4				$470.4	20.5%	$2,300.0	$2,770.4	$470.4	20.5%

Total Canada Retail Mutual Funds	$333.2	$299.8	$262.5	$273.8	$377.4				$44.2	13.3%	$333.2	$377.4	$44.2	13.3%
Segregated Funds	51.9	27.9	17.4	17.2	23.0				(28.9)	-55.7%	51.9	23.0	(28.9)	-55.7%
Total Canada product sales	385.0	327.7	279.8	291.0	400.4				15.3	4.0%	385.0	400.4	15.3	4.0%
Total U.S. product sales	1,914.9	2,053.9	1,894.4	2,065.0	2,370.0				455.0	23.8%	1,914.9	2,370.0	455.0	23.8%
Total product sales	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4				$470.4	20.5%	$2,300.0	$2,770.4	$470.4	20.5%

Client asset values, beginning of period ($mills)	$83,949	$87,621	$91,646	$88,441	$96,735				$12,786	15.2%	$83,949	$96,735	$12,786	15.2%
Inflows	2,300	2,382	2,174	2,356	2,770				470	20.5%	2,300	2,770	470	20.5%
Outflows (1)	(1,658)	(1,839)	(1,982)	(2,184)	(2,497)				(839)	-50.6%	(1,658)	(2,497)	(839)	-50.6%
Net flows	642	542	192	172	274				(368)	-57.4%	642	274	(368)	-57.4%
Foreign currency impact, net	16	315	(303)	344	(392)				(407)	nm	16	(392)	(407)	nm
Change in market value, net and other (2)	3,014	3,168	(3,094)	7,777	6,724				3,709	123.1%	3,014	6,724	3,709	123.1%
Client asset values, end of period	$87,621	$91,646	$88,441	$96,735	$103,340				$15,719	17.9%	$87,621	$103,340	$15,719	17.9%
Annualized net flows as % of beginning of period asset values	3.1%	2.5%	0.8%	0.8%	1.1%				-1.9%	nm	3.1%	1.1%	-1.9%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$42,096	$43,225	$44,748	$44,622	$49,013				$6,917	16.4%	$42,096	$49,013	$6,917	16.4%
Canada Retail Mutual Funds	11,345	11,567	11,817	11,722	12,850				1,505	13.3%	11,345	12,850	1,505	13.3%
Managed Accounts	7,338	7,613	7,850	7,851	8,806				1,468	20.0%	7,338	8,806	1,468	20.0%
Indexed Annuities	2,729	2,760	2,793	2,807	2,824				95	3.5%	2,729	2,824	95	3.5%
Variable Annuities and other	20,744	21,323	21,999	21,762	23,665				2,921	14.1%	20,744	23,665	2,921	14.1%
Segregated Funds	2,329	2,324	2,298	2,232	2,344				15	0.6%	2,329	2,344	15	0.6%
Total	$86,581	$88,813	$91,505	$90,995	$99,502				$12,920	14.9%	$86,581	$99,502	$12,920	14.9%

Canada Retail Mutual Funds	$11,345	$11,567	$11,817	$11,722	$12,850				$1,505	13.3%	$11,345	$12,850	$1,505	13.3%
Segregated Funds	2,329	2,324	2,298	2,232	2,344				15	0.6%	2,329	2,344	15	0.6%
Total Canada average client assets	13,674	13,891	14,115	13,954	15,194				1,520	11.1%	13,674	15,194	1,520	11.1%
Total U.S. average client assets	72,907	74,922	77,391	77,042	84,308				11,401	15.6%	72,907	84,308	11,401	15.6%
Total average client assets	$86,581	$88,813	$91,505	$90,995	$99,502				$12,920	14.9%	$86,581	$99,502	$12,920	14.9%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,316	2,331	2,342	2,351	2,359				43	1.9%	2,316	2,359	43	1.9%
Recordkeeping only	829	834	839	842	847				18	2.2%	829	847	18	2.2%
Total	3,145	3,165	3,181	3,193	3,206				61	1.9%	3,145	3,206	61	1.9%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

11 of 17

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

YOY Q1	YOY YTD
(Dollars in thousands, except as noted)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)	$15,755	$11,371	$11,388	$19,049	$6,077	$(9,678)	-61.4%	$15,755	$6,077	$(9,678)	-61.4%
Other, net (2)	2,955	3,519	2,048	1,099	803	(2,152)	-72.8%	2,955	803	(2,152)	-72.8%
Revenues	18,710	14,889	13,436	20,148	6,880	(11,830)	-63.2%	18,710	6,880	(11,830)	-63.2%

Benefits and expenses:
Contract acquisition costs (3)	14,984	12,602	12,568	15,079	13,533	(1,451)	-9.7%	14,984	13,533	(1,451)	-9.7%
Other operating expenses	7,488	8,320	8,451	7,750	7,500	12	0.2%	7,488	7,500	12	0.2%
Operating benefits and expenses	22,471	20,922	21,019	22,829	21,033	(1,439)	-6.4%	22,471	21,033	(1,439)	-6.4%

Operating income before income taxes	$(3,762)	$(6,033)	$(7,583)	$(2,681)	$(14,153)	$(10,391)	nm	$(3,762)	$(14,153)	$(10,391)	nm

Senior Health EBITDA
Operating income before income taxes	$(3,762)	$(6,033)	$(7,583)	$(2,681)	$(14,153)	$(10,391)	nm	$(3,762)	$(14,153)	$(10,391)	nm
Less: Amortization of intangibles	(2,800)	(2,800)	(2,800)	(2,800)	(2,800)	—	nm	(2,800)	(2,800)	—	nm
Less: Depreciation	(200)	(160)	(166)	(173)	(144)	56	28.0%	(200)	(144)	56	28.0%
EBITDA (4)	$(762)	$(3,073)	$(4,617)	$292	$(11,209)	$(10,447)	nm	$(762)	$(11,209)	$(10,447)	nm

Financial Analysis and Key Statistics
Senior Health submitted policies (5)	19,826	13,885	10,718	18,663	16,068	(3,758)	-19.0%	19,826	16,068	(3,758)	-19.0%
Senior Health approved policies (6)	18,413	12,915	9,948	17,181	15,023	(3,390)	-18.4%	18,413	15,023	(3,390)	-18.4%

Primerica representatives Senior Health certified (7)	94,623	94,335	93,217	89,082	81,348	(13,275)	-14.0%	94,623	81,348	(13,275)	-14.0%
Senior Health submitted policies sourced by Primerica representatives	2,073	1,707	1,549	5,111	2,051	(22)	-1.1%	2,073	2,051	(22)	-1.1%

LTV per approved policy (8)	$856	$880	$911	$1,109	$926	$71	8.3%	$856	$926	$71	8.3%
CAC per approved policy (8)	$814	$976	$1,263	$878	$901	$87	10.7%	$814	$901	$87	10.7%
LTV / CAC multiple	1.1	x	0.9	x	0.7	x	1.3	x	1.0	x	0.0	x	nm	1.1	x	1.0	x	0.0	x	nm

(1)
Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints. Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different, or are expected to be, from the estimated constrained LTV’s which we refer to as tail revenue.
(2)
Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition.
(3)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.
(4)
Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments.
(5)
Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.
(6)
Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force.
(7)
A Primerica independent contractor sales representative does not need to be life-insurance licensed in order to obtain a Primerica Senior Health certification.
(8)
In whole dollars.

12 of 17

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q1				YOY YTD
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change	YTD 2023	YTD 2024	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$4,993	$4,999	$5,016	$4,358	$4,725				$(267)	-5.4%	$4,993	$4,725	$(267)	-5.4%
Ceded premiums	(1,304)	(1,562)	(1,215)	273	(1,205)				98	7.5%	(1,304)	(1,205)	98	7.5%
Net premiums	3,689	3,436	3,801	4,631	3,520				(169)	-4.6%	3,689	3,520	(169)	-4.6%
Adjusted net investment income	31,392	33,250	35,213	36,429	37,943				6,551	20.9%	31,392	37,943	6,551	20.9%
Commissions and fees:
Prepaid Legal Services	3,991	4,421	5,311	3,806	3,591				(399)	-10.0%	3,991	3,591	(399)	-10.0%
Auto and Homeowners Insurance	1,831	2,349	2,951	2,133	1,777				(54)	-2.9%	1,831	1,777	(54)	-2.9%
Mortgage loans	1,211	1,775	1,733	1,530	1,499				288	23.8%	1,211	1,499	288	23.8%
Other sales commissions	1,676	1,826	1,765	1,781	1,618				(58)	-3.5%	1,676	1,618	(58)	-3.5%
Other, net	1,200	1,236	1,327	846	704				(497)	-41.4%	1,200	704	(497)	-41.4%
Adjusted operating revenues	44,990	48,293	52,102	51,157	50,653				5,663	12.6%	44,990	50,653	5,663	12.6%

Benefits and expenses:
Benefits and claims	4,327	5,057	3,554	7,957	2,475				(1,852)	-42.8%	4,327	2,475	(1,852)	-42.8%
Future policy benefits remeasurement (gain)/loss	(477)	(554)	(72)	933	374				851	nm	(477)	374	851	nm
Amortization of DAC	362	697	375	99	357				(6)	-1.5%	362	357	(6)	-1.5%
Insurance commissions	241	373	217	429	187				(54)	-22.3%	241	187	(54)	-22.3%
Insurance expenses	1,229	1,377	1,123	1,341	1,171				(59)	-4.8%	1,229	1,171	(59)	-4.8%
Sales commissions	4,147	4,907	5,064	4,303	4,117				(30)	-0.7%	4,147	4,117	(30)	-0.7%
Interest expense	6,690	6,686	6,632	6,586	6,771				81	1.2%	6,690	6,771	81	1.2%
Other operating expenses	39,480	33,340	32,146	34,886	46,913				7,433	18.8%	39,480	46,913	7,433	18.8%
Benefits and expenses	55,999	51,882	49,039	56,533	62,363				6,365	11.4%	55,999	62,363	6,365	11.4%
Adjusted operating income before income taxes	$(11,008)	$(3,589)	$3,063	$(5,377)	$(11,710)				$(702)	-6.4%	$(11,008)	$(11,710)	$(702)	-6.4%

13 of 17

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2024
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$593,670	$593,670	$-	17.4%	16.3%

Fixed Income:
Treasury	20,447	21,072	(625)	0.6%	0.6%	2.83%	AAA
Government	245,278	266,550	(21,272)	7.2%	7.3%	3.22%	AA-
Tax-Exempt Municipal	33,194	35,970	(2,776)	1.0%	1.0%	2.69%	AA
Corporate	1,377,674	1,474,579	(96,905)	40.5%	40.6%	3.98%	BBB+
Mortgage Backed	458,639	525,933	(67,294)	13.5%	14.5%	3.40%	AAA
Asset Backed	254,131	263,971	(9,840)	7.5%	7.3%	4.79%	AA-
Cmbs	111,104	123,895	(12,791)	3.3%	3.4%	3.66%	AA-
Private	280,980	299,770	(18,790)	8.3%	8.2%	4.79%	BBB+
Redeemable Preferred	3,946	4,248	(302)	0.1%	0.1%	5.37%	BBB-
Total Fixed Income	2,785,392	3,015,988	(230,596)	81.8%	82.9%	3.93%	A

Equities and Other:
Perpetual Preferred	4,492	4,492	-	0.1%	0.1%
Common Stock	18,708	18,708	(0)	0.5%	0.5%
Mutual Fund	3,447	3,447	(0)	0.1%	0.1%
Total Equities	26,647	26,647	(0)	0.8%	0.7%

Total Invested Assets	$3,405,709	$3,636,305	$(230,596)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$184,135	$198,930	$(14,795)	13.4%	13.5%
Energy	167,863	176,615	(8,751)	12.2%	12.0%
Consumer Non Cyclical	130,763	143,551	(12,789)	9.5%	9.7%
Reits	124,964	137,975	(13,011)	9.1%	9.4%
Consumer Cyclical	113,472	121,879	(8,407)	8.2%	8.3%
Technology	104,102	109,350	(5,248)	7.6%	7.4%
Banking	92,124	94,055	(1,930)	6.7%	6.4%
Electric	78,754	82,797	(4,043)	5.7%	5.6%
Capital Goods	78,423	83,082	(4,659)	5.7%	5.6%
Basic Industry	65,221	71,227	(6,006)	4.7%	4.8%
Finance Companies	59,151	63,139	(3,988)	4.3%	4.3%
Transportation	54,436	57,980	(3,544)	4.0%	3.9%
Communications	51,429	54,391	(2,961)	3.7%	3.7%
Brokerage	42,837	46,883	(4,046)	3.1%	3.2%
Natural Gas	11,085	11,391	(306)	0.8%	0.8%
Financial Other	6,447	6,855	(408)	0.5%	0.5%
Industrial Other	5,876	6,762	(886)	0.4%	0.5%
Utility Other	4,643	5,390	(746)	0.3%	0.4%
Owned No Guarantee	1,944	2,325	(381)	0.1%	0.2%
Total Corporate portfolio	$1,377,674	$1,474,579	$(96,905)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$315,290	$317,962	$(2,671)	11.3%	10.5%	4.05%
1-2 Yrs.	276,779	285,411	(8,632)	9.9%	9.5%	4.13%
2-5 Yrs.	767,236	805,689	(38,452)	27.5%	26.7%	4.09%
5-10 Yrs.	1,082,638	1,224,115	(141,477)	38.9%	40.6%	3.52%
> 10 Yrs.	343,448	382,812	(39,364)	12.3%	12.7%	4.63%
Total Fixed Income	$2,785,392	$3,015,988	$(230,596)	100.0%	100.0%	3.93%

Duration

Fixed Income portfolio duration	4.7	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 17

Investment Portfolio - Quality Ratings As of March 31, 2024	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$570,438	18.9%
AA	447,746	14.8%
A	727,678	24.1%
BBB	1,220,606	40.5%
Below Investment Grade	49,157	1.6%
NA	363	0.0%
Total Fixed Income	$3,015,988	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$7,952	0.5%	AAA	$-	—
AA	61,696	4.2%	AA	9,024	3.0%
A	374,334	25.4%	A	78,854	26.3%
BBB	985,555	66.8%	BBB	210,546	70.2%
Below Investment Grade	44,866	3.0%	Below Investment Grade	1,346	0.4%
NA	176	0.0%	NA	-	—
Total Corporate	$1,474,579	100.0%	Total Private	$299,770	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$53,465	43.2%	AAA	$384,264	73.1%
AA	10,587	8.5%	AA	141,479	26.9%
A	59,843	48.3%	A	107	0.0%
BBB	-	—	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	62	0.0%
NA	-	—	NA	22	0.0%
Total CMBS	$123,895	100.0%	Total Mortgage-Backed	$525,933	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$87,572	33.2%	AAA	$36,502	12.7%
AA	33,817	12.8%	AA	163,804	57.0%
A	134,875	51.1%	A	72,750	25.3%
BBB	5,795	2.2%	BBB	13,428	4.7%
Below Investment Grade	1,746	0.7%	Below Investment Grade	1,138	0.4%
NA	166	0.1%	NA	0	0.0%
Total Asset-Backed	$263,971	100.0%	Total Treasury & Government	$287,622	100.0%

NAIC Designations

1	$1,456,288	55.4%
2	1,119,073	42.6%
3	43,257	1.6%
4	7,311	0.3%
5	1,002	0.0%
6	0	0.0%
U.S. Insurer Fixed Income (2)	2,626,931	100.0%
Other (3)	415,703
Cash and cash equivalents	593,670
Total Invested Assets	$3,636,305

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 17

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q1
(Dollars in thousands)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$25,806	$26,357	$27,380	$29,218	$29,936				$4,130	16.0%
Fixed-maturity securities (held-to-maturity)	16,435	16,608	16,306	16,126	15,785				(650)	-4.0%
Equity Securities	380	380	366	397	390				10	2.6%
Deposit asset underlying 10% reinsurance treaty	2,377	2,488	2,504	2,415	2,311				(66)	-2.8%
Deposit asset - Mark to Market	(327)	(852)	(481)	1,215	(137)				190	58.1%
Policy loans and other invested assets	(72)	352	475	542	461				533	nm
Cash & cash equivalents	5,128	5,840	6,609	6,024	6,981				1,853	36.1%
Total investment income	49,727	51,172	53,159	55,937	55,727				6,000	12.1%
Investment expenses	2,227	2,167	2,122	2,167	2,136				(91)	-4.1%
Interest Expense on Surplus Note	16,435	16,608	16,306	16,126	15,785				(650)	-4.0%
Net investment income	$31,065	$32,397	$34,731	$37,644	$37,806				$6,741	21.7%
Fixed income book yield, end of period	3.57%	3.63%	3.79%	3.83%	3.93%
New money yield	5.57%	5.46%	6.04%	6.67%	5.70%

									YOY Q1
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	20.8%	20.7%	19.0%	18.9%	18.9%				-1.9%
AA	11.3%	11.4%	14.3%	14.9%	14.8%				3.6%
A	25.0%	24.8%	24.8%	24.9%	24.1%				-0.8%
BBB	40.5%	40.9%	39.7%	39.4%	40.5%				-0.1%
Below Investment Grade	2.2%	2.0%	1.9%	2.0%	1.6%				-0.6%
NA	0.2%	0.1%	0.3%	0.0%	0.0%				-0.2%
	100.0%	100.0%	100.0%	100.0%	100.0%				—

	A	A	A	A	A

		As of March 31, 2024				As of March 31, 2024			As of March 31, 2024
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$19,014	$19,935	AAA	Canada	$95,354	$102,713	AAA	$2,077	$2,104
2	Province of Ontario Canada	15,555	16,070	A+	United Kingdom	24,614	24,700	AA	—	—
3	Province of Alberta Canada	14,705	15,803	AA-	Australia	15,981	16,959	A	10,676	12,436
4	Province of Quebec Canada	14,653	15,245	AA-	Ireland	9,014	8,595	BBB	12,123	12,978
5	ONEOK Inc	14,080	14,378	BBB	Mexico	6,637	7,684	Below Investment Grade	666	1,138
6	Realty Income Corp	14,078	15,046	A-	Netherlands (The)	5,477	5,486	NA	—	—
7	Ontario Teachers' Pension Plan	12,904	14,340	AA+	Bermuda	4,980	5,240	Total	$25,543	$28,656
8	Boeing Co	11,753	11,837	BBB-	Luxembourg	4,974	4,700
9	Manulife Financial Corp	10,906	11,614	A	France	4,664	4,900
10	Berkshire Hathaway Inc	10,658	10,659	AA	Japan	4,656	4,700	Non-Government Investments (1)
11	TC Energy Corp	10,060	11,204	BBB+	Israel	3,534	3,562
12	Province of Saskatchewan Canada	9,935	10,277	AA	Malta	3,387	3,378	AAA	$15,300	$15,218
13	ConocoPhillips	9,361	10,710	A-	Cayman Islands (The)	3,017	3,071	AA	9,218	9,211
14	Morgan Stanley	9,033	9,242	BBB+	Brazil	2,277	2,419	A	47,272	48,832
15	Old Republic International Corp	8,709	8,720	BBB+	Supranational	2,077	2,104	BBB	138,196	145,129
16	Fairfax Financial Holdings Ltd	8,540	9,748	BBB	Emerging Markets (2)	11,346	12,860	Below Investment Grade	3,998	3,866
17	Walmart Inc	8,494	8,648	AA	All Other	39,121	39,425	NA	1,585	1,585
18	Kemper Corp	8,304	9,091	BBB-	Total	$241,111	$252,496	Total	$215,569	$223,841
19	Broadcom Inc	8,296	8,672	BBB
20	Brookfield Corp	8,282	8,475	A-
21	Bank of America Corp	8,154	8,313	A-
22	Deutsche Telekom AG	8,070	7,980	BBB+
23	Province of Newfoundland and Labrador	8,069	8,906	A
24	Enterprise Products Partners LP	7,956	7,563	A
25	Intact Financial Corp	7,954	7,886	A-
	Total	$267,524	$280,364

	% of total fixed income portfolio	7.9%	7.7%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

16 of 17

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2019	2020	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024

Recruits	282,207	400,345	349,374	359,735	361,925	93,540	86,124	92,269	89,992	110,710

Life-insurance licensed sales force, beginning of period	130,736	130,522	134,907	129,515	135,208	135,208	136,430	137,806	139,053	141,572
New life-licensed representatives	44,739	48,106	39,622	45,147	49,096	11,118	12,638	12,311	13,029	12,949
Non-renewal and terminated representatives	(44,953)	(43,721)	(45,014)	(39,454)	(42,732)	(9,896)	(11,262)	(11,064)	(10,510)	(11,666)
Life-insurance licensed sales force, end of period	130,522	134,907	129,515	135,208	141,572	136,430	137,806	139,053	141,572	142,855

Issued term life policies	287,809	352,868	323,855	291,918	358,860	84,561	96,953	88,589	88,757	86,587

Issued term life face amount	$93,994	$109,436	$108,521	$103,822	$119,102	$28,124	$32,203	$29,452	$29,322	$28,725

Term life face amount in force, beginning of period	$781,041	$808,262	$858,818	$903,404	$916,808	$916,808	$922,845	$934,867	$937,856	$944,609
Issued term life face amount	93,994	109,436	108,521	103,822	119,102	28,124	32,203	29,452	29,322	28,725
Terminated term life face amount	(71,519)	(60,848)	(64,798)	(82,894)	(94,230)	(22,210)	(22,583)	(24,143)	(25,293)	(23,323)
Foreign currency impact, net	4,746	1,968	862	(7,524)	2,929	124	2,401	(2,320)	2,724	(2,911)
Term life face amount in force, end of period	$808,262	$858,818	$903,404	$916,808	$944,609	$922,845	$934,867	$937,856	$944,609	$947,101

Estimated annualized issued term life premium
Premium from new policies	$244.8	$303.6	$297.2	$271.9	$302.4	$70.7	$82.0	$74.0	$75.6	$73.1
Additions and increases in premium	60.2	68.9	77.0	76.7	74.3	18.2	19.7	18.7	17.7	18.1
Total estimated annualized issued term life premium	$305.0	$372.5	$374.2	$348.5	$376.6	$88.9	$101.7	$92.7	$93.3	$91.2

Investment & Savings product sales	$7,533.2	$7,842.5	$11,703.2	$10,009.0	$9,211.7	$2,300.0	$2,381.6	$2,174.2	$2,355.9	$2,770.4

Investment & Savings average client asset values	$65,029	$69,709	$89,993	$87,193	$89,474	$86,581	$88,813	$91,505	$90,995	$99,502

Closed U.S. Mortgage Volume (brokered)	$31.1	$442.5	$1,229.2	$567.2	$293.4	$55.6	$82.2	$82.7	$72.9	$71.4

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